UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2002

ChevronTexaco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-368-2	94-0890210

(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer No.)

575 Market Street, San Francisco, CA	94105

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 894-7700

NONE

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

              (c)  Exhibits.

4.1	First Supplemental Indenture among ChevronTexaco Capital Company, as Issuer, ChevronTexaco Corporation, as Guarantor, and JPMorgan Chase Bank, as Trustee, dated as of September 10, 2002.

SIGNATURE
EXHIBIT INDEX
Exhibit 4.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2002

CHEVRONTEXACO CORPORATION
By	/s/ S.J. CROWE S. J. Crowe, Vice President and Comptroller (Principal Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

4.1	First Supplemental Indenture among ChevronTexaco Capital Company, as Issuer, ChevronTexaco Corporation, as Guarantor, and JPMorgan Chase Bank, as Trustee, dated as of September 10, 2002.